Independent Auditors' Consent


To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith
Barney Investment Trust (the "Funds"), in this
Prospectus and Statement of Additional Information, of our report dated February 9, 2001, on the statements of assets and liabilities, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods described below. These financial statements and financial highlights and our reports thereon are included in the Annual
Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


Portfolios:
Smith Barney S&P 500 Index Fund
Statement of Assets and Liabilities	As of December 31, 2000
Statement of Operations	For the year ended December
31, 2000
Statement of Changes in Net Assets	For the year ended December 31, 2000,
 the one month ended December 31, 1999, and for the y e a r

e
n
d
e
d

N
o
v
e
m
b
e
r

3
0
,

1
9
9
9
Financial Highlights	For the year ended December
3
1
,

2
0
0
0
,

the one month ended December 31, 1999, and for the y e a r

e
n
d
e
d

N
o
v
e
m
b
e
r

3
0
,

1
9
9
9



Smith Barney U.S. 5000 Index Fund
Statement of Assets and Liabilities		As of
December 31, 2000
Statement of Operations			For the year
ended December 31, 2000
Statement of Changes in Net Assets		For the
year ended December 31, 2000 and for
the period from October 18, 1999 (commencement of
operations) to December 31, 1999
Financial Highlights			For the year
ended December 31, 2000 and for
the period from October 18, 1999 (commencement of operations) to December 31, 1999

Smith Barney International Index Fund
Statement of Assets and Liabilities		As of
December 31, 2000
Statement of Operations			For the year
ended December 31, 2000
	Statement of Changes in Net Assets		For
the year ended December 31, 2000 and for
the period from October 18, 1999 (commencement of
operations) to December 31, 1999
Financial Highlights			For the year
ended December 31, 2000 and for
the period from October 18, 1999 (commencement of operations) to December 31, 1999




	KPMG
LLP

New York, New York
April 25, 2001









Independent Auditors' Consent



To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

To the Interestholders and Board of Trustees of Master Investment Portfolio:

We consent to the use of our report dated February
9, 2001 on the statements of assets and liabilities of S&P 500 Index Master Portfolio, U.S. Equity
Index Master Portfolio, Extended Index Master
Portfolio and International Index Master Portfolios
(four portfolios of Master Investment Portfolio) as of December 31, 2000, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods presented in the annual report, incorporated by reference on Form N-30D.


KPMG LLP


San Francisco, California
April 25, 2001